EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND

EATON VANCE INSTITUTIONAL SENIOR FLOATING-RATE FUND

EATON VANCE PRIME RATE RESERVES

EV CLASSIC SENIOR FLOATING-RATE FUND

Supplement to Prospectuses dated April 1, 2007

The Trustees of each of Eaton Vance Advisers Senior Floating-Rate Fund, Eaton Vance Institutional Senior Floating-Rate Fund, Eaton Vance Prime Rate Reserves and EV Classic Senior Floating-Rate Fund (each of the foregoing, the “Fund” or, collectively, the “Funds”) have approved the conversion of the Fund to an open-end investment company. As an open-end investment company, each Fund will redeem Fund shares on any business day. Currently, each Fund is a closed-end investment company that repurchases Fund shares through quarterly repurchase offers. Each Fund invests in Senior Debt Portfolio (the “Portfolio”), a closed-end investment company with the same investment objective and policies as the Fund. The Trustees of the Portfolio have approved the conversion of the Portfolio to an open-end investment company.

To accomplish the Fund conversion, the Funds will be reorganized into separate classes of a new open-end investment company, Eaton Vance Floating-Rate Advantage Fund (“Floating-Rate Advantage Fund”), a series of Eaton Vance Mutual Funds Trust (the “Trust”). Like the Funds, Floating-Rate Advantage Fund will invest in the Portfolio. It is intended that the reorganizations will be accomplished without resulting in the imposition of federal income tax on the Funds or their shareholders. Information about Floating-Rate Advantage Fund, the conversions and the reorganizations will be provided in a proxy statement/prospectus to be mailed to Fund shareholders of record as of September 7, 2007.

The conversions and reorganizations require the approval of the shareholders of each Fund at shareholder meetings scheduled to be held on October 26, 2007. Once approved, the reorganizations will occur as soon as practicable thereafter. After the reorganizations are completed, the Funds will be terminated.

August 10, 2007	FLRPRPS